Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Salvatore D’Auria, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 1 to the Quarterly Report of Tut Systems Inc., on Form 10-Q/A for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Amendment No. 1 to Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Tut Systems, Inc.

Date: June 10, 2004

By:	/s/ Salvatore D’Auria
Salvatore D’Auria,
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)